UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DRESSER-RAND GROUP INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DRESSER-RAND®

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders of Dresser-Rand Group Inc. to be held on May 8, 2012

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report, go to www.proxydocs.com/drc. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2012 Annual Meeting and need YOUR participation.

If the you proxy want materials, to receive you a must paper request or e-mail one. copy There of to is no receive charge a paper to you package for requesting in time a for copy. this In year’s order annual before April meeting, 24, 2012. please make this request on or For a Convenient Way to VIEW Proxy Materials _ and _ VOTE Online go to: www.proxydocs.com/drc

Proxy Materials Available to View or Receive:

1. Proxy Statement 2. Annual Report

Printed materials may be requested by one of the following methods:

INTERNET TELEPHONE *E-MAIL

www.investorelections.com/drc (866) 648-8133 paper@investorelections.com

You must use the 12 digit control number located in the shaded gray box below.

If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

ACCOUNT NO. SHARES

Notice of the Annual Meeting of Stockholders of Dresser-Rand Group Inc.

DRESSER-RAND®

Date: Tuesday, May 8, 2012

Time: 8:30 A.M. (Central)

Place: West8 Tower, 10205 Westheimer Road, Suite 1000, Houston, Texas 77042

The purpose of the Annual Meeting is to take action on the following proposals:

Proposal One – Elect eight Directors to serve until the next annual meeting of stockholders and until their successors have been duly elected and qualified;

01 William E. Macaulay 03 Rita V. Foley 05 Philip R. Roth 07 Michael L. Underwood

02 Vincent R. Volpe Jr. 04 Louis A. Raspino 06 Stephen A. Snider 08 Joseph C. Winkler III

Proposal Two – Ratify the appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accountants for the fiscal year ending

December 31, 2013.

Proposal Three – Adopt an advisory resolution to approve executive compensation.

Proposal Four – Approve the Company’s performance goals under the 2008 Stock Incentive Plan. FOR

Proposal Five – Consider any other matters that properly came before the Annual Meeting or any adjournment or postponement thereof.

The Board of Directors unanimously recommends that you vote:

– “FOR” the election of the Directors in Proposal One; and

– “FOR” Proposals Two, Three and Four;

Vote In Person Instructions: While we encourage stockholders to vote by the means indicated above, a stockholder is entitled to vote in person at the annual meeting. Additionally, a stockholder who has submitted a proxy before the meeting may revoke that proxy in person at the annual meeting.

Should you require directions to the annual meeting, please call (713) 973-5355.